ROEBLING BANK

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS AGREEMENT entered into this 1st day of September, 2003 ("Effective Date"), by and between Roeblings Bank, Roebling, New Jersey, a Federal stock savings bank, hereafter (the "Bank") and Frank J. Travea, III (the "Employee").

         WHEREAS, the Employee has heretofore been employed by the Bank as President and CEO and is experienced in all phases of the business of the Bank; and

         WHEREAS, the parties desire by this writing to set forth the continuing employment relationship between the Bank and the Employee.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         1.  Employment.  The  Employee  is  employed  in  the  capacity  as the
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President and CEO of the Bank. The Employee shall render such administrative and management services to the Bank and to Roebling Financial Corp., Inc. or any successor holding company of the Bank ("Parent") as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall promote the business of the Bank and Parent. The Employee's other duties shall be such as the Board of Directors for the Bank (the "Board of Directors" or "Board") may from time to time reasonably direct, including normal duties as an officer of the Bank.

         2. Base  Compensation.  The Bank agrees to pay the Employee  during the
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term of this  Agreement  a salary at the rate of $92,000  per annum,  payable in cash not less frequently than monthly; provided, that the rate of such salary shall be reviewed by the Board of Directors not less often than annually, and Employee shall be entitled to receive annually an increase at such percentage or in such an amount as the Board of Directors in its sole discretion may decide at such time.

         3.  Discretionary  Bonus. The Employee shall be entitled to participate
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in an equitable manner with all other senior management employees of the Bank in discretionary bonuses that may be authorized and declared by the Board of Directors to its senior management employees from time to time. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses when and as declared by the Board of Directors.

         4. (a)  Participation  in Retirement  and Medical  Plans.  The Employee
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shall be entitled to  participate  in any plan of the Bank  relating to pension,
profit-sharing,   or  other   retirement   benefits  and  medical   coverage  or
reimbursement plans that the Bank may adopt for the benefit of its employees. Additionally, during the term of this Agreement, the Employee's dependent family shall be eligible to participate in medical and dental insurance plans sponsored by the Bank with the cost of such additional premiums for the Employee's family paid by the Bank. Further, the Bank shall pay the premium cost or reimburse the Employee for such premium cost to the extent deemed reasonable associated with the Employee obtaining a long-term disability insurance policy.

            (b)  Employee Benefits; Expenses. The  Employee  shall  be  eligible
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to participate in any fringe  benefits which may be or may become  applicable to the Bank's senior management employees, including by example, participation in any stock option or incentive plans adopted by the Board of Directors of Bank, club memberships, a reasonable expense account, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Bank shall provide the Employee with the use of a Bank owned automobile. The Bank shall reimburse Employee for all reasonable out-of-pocket expenses which Employee shall incur in connection with his service for the Bank.

         5. Term. The term of employment of Employee under this Agreement  shall
            ----
be for the period commencing on the Effective Date and ending as of November 1, 2004 ("Term"). Unless the Board of Directors of the Bank determines not to renew such Term and gives the Employee not less than sixty days written notice of its intention to not renew such Term, then as of each annual anniversary date from the Effective Date, the Term of this Agreement shall be extended for an additional one year period beyond the then effective expiration date.

         6. Loyalty; Noncompetition.
            -----------------------

         (a) The Employee shall devote his full time and attention to the performance of his employment under this Agreement. During the term of Employee's employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank or Parent.

         (b) Nothing contained in this Section 6 shall be deemed to prevent or limit the right of Employee to invest in the capital stock or other securities of any business dissimilar from that of

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

the Bank or Parent, or, solely as a passive or minority investor, in any business.

         7.  Standards.  The  Employee  shall  perform  his  duties  under  this
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Agreement in accordance  with such  reasonable  standards  expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Board of Directors.

         8. Vacation and Sick Leave.  At such  reasonable  times as the Board of
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Directors  shall in its  discretion  permit,  the  Employee  shall be  entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, with all such voluntary absences to count as vacation time; provided that:

         (a) The Employee shall be entitled to annual vacation leave in accordance with the policies as are periodically established by the Board of Directors for senior management employees of the Bank, but in no event less than four weeks per year.

         (b) The Employee shall not be entitled to receive any additional compensation from the Bank on account of his failure to take vacation leave, and Employee shall not be entitled to accumulate unused vacation from one fiscal year to the next, except to the extent authorized by the Board of Directors for senior management employees of the Bank.

         (c) The Employee shall be entitled to an annual sick leave benefit as established by the Board of Directors for senior management employees of the Bank. In the event that any sick leave benefit shall not have been used during any year, such leave shall accrue to subsequent years only to the extent authorized by the Board of Directors for employees of the Bank.

         9. Termination and Termination Pay.
            -------------------------------

         The Employee's employment under this Agreement shall be terminated upon any of the following occurrences:

         (a) The death of the Employee during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which Employee's death shall have occurred.

         (b) The Bank may terminate the Employee's employment at any time with or without Just Cause within its sole discretion. This

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

Agreement shall not be deemed to give Employee any right to be retained in the employment or service of the Bank, or to interfere with the right of the Bank to terminate the employment of the Employee at any time, but any termination by the Bank other than termination for Just Cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. The Bank may within its sole discretion, acting in good faith, terminate the Employee for Just Cause and shall notify such Employee accordingly.

Termination for "Just Cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Agreement.

         (c) Except as  provided  pursuant  to  Section 12 herein,  in the event
Employee's employment under this Agreement is terminated by the Board of Directors without Just Cause, the Bank shall be obligated to continue to pay the Employee the salary provided pursuant to Section 2 herein for the remainder of the Term of the Agreement as provided at Section 5, herein, but in no event for a period of less than six (6) months thereafter, and the cost of Employee obtaining all health, life, disability, and other benefits which the Employee was eligible to participate in as of the last date of employment for a period of 120 days from the date of such termination of employment based upon the benefit levels substantially equal to those being provided Employee at the date of termination of employment.

         (d) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

         (e) If the Bank is in default (as defined in Section 3(x)(1) of FDIA) all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (f) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the

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

Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         (g) The voluntary termination by the Employee during the term of this Agreement with the delivery of no less than 30 days written notice to the Board of Directors, other than pursuant to Section 12(b), in which case the Employee shall be entitled to receive only the compensation, vested rights, and all employee benefits up to the date of such termination.

         (h) Notwithstanding anything herein to the contrary, any payments made to the Employee pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 USC ss.1828(k) and any regulations promulgated thereunder.

         10.  Suspension  of  Employment.  If the  Employee is suspended  and/or
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temporarily  prohibited from  participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)), the Bank's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may within its discretion
(i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate any of its obligations which were suspended.

         11. Disability.  If the Employee shall become disabled or incapacitated
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to the extent  that he is unable to perform his duties  hereunder,  by reason of medically determinable physical or mental impairment, as determined by a doctor engaged by the Board of Directors, Employee shall nevertheless continue to receive the compensation and benefits provided under the terms of this Agreement as follows: 100% of such compensation and benefits for a period of 12 months, but not exceeding the remaining term of the Agreement, and 65% thereafter for the remainder of the term of the Agreement, if applicable. Such benefits noted herein shall be reduced by any benefits otherwise provided to the Employee during such period under the provisions of disability insurance coverage in effect for Bank employees. Thereafter, Employee shall be

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

eligible to receive benefits provided by the Bank under the provisions of disability insurance coverage in effect for Bank employees. Upon returning to active full-time employment, the Employee's full compensation as set forth in this Agreement shall be reinstated as of the date of commencement of such activities. In the event that the Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Section 2 of this Agreement) shall be reduced in proportion to the time spent in said employment, or as shall otherwise be agreed to by the parties.

         12. Change in Control.
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         (a) Notwithstanding any provision herein to the contrary,  in the event of the involuntary termination of Employee's employment during the term of this Agreement following any change in control of the Bank or Parent, absent Just Cause, Employee shall be paid an amount equal to two (2.0) times the total taxable compensation paid to the Employee during the calendar year period ending on the December 31 prior to such Change in Control plus the costs associated with maintaining the benefits participation in effect as of the date of such Change in Control for a period of two years from the date of such termination of employment. Said sum shall be paid, at the option of Employee, either in one (1) lump sum within thirty (30) days of such termination or in periodic payments over the next 24 month period following such termination of employment, as if Employee's employment had not been terminated, and such payments shall be in lieu of any other future payments which the Employee would be otherwise entitled to receive under Section 9 of this Agreement. Notwithstanding the forgoing, all sums payable hereunder shall be reduced in such manner and to such extent so that no such payments made hereunder when aggregated with all other payments to be made to the Employee by the Bank or the Parent shall be deemed an "excess parachute payment" in accordance with Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and would be subject to the excise tax provided at Section 4999(a) of the Code. The term "control" or "Change in Control" shall refer to: (i) the sale of all, or a material portion, of the assets of the Bank or Parent; (ii) the merger or recapitalization of the Bank or Parent whereby the Bank or the Parent is not the surviving entity; (iii) a change in control of the Bank or Parent, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Bank or Parent by any person, trust, entity or

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

group other than by Roebling Financial Corp., Inc., the holding company of the Bank. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Parent or Bank stock, or the purchase of shares of up to 25% of any class of securities of the Bank or Parent by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A Change in Control shall not include a transaction whereby Roebling Financial Corp., MHC shall merge into the Bank or Parent and a new parent holding company of the Bank is formed. The provisions of this Section 12(a) shall survive the expiration of this Agreement occurring after a Change in Control.

         (b) Notwithstanding any other provision of this Agreement to the contrary, Employee may voluntarily terminate his employment during the term of this Agreement following a change in control of the Bank or Parent, and Employee shall thereupon be entitled to receive the payment described in Section 12(a) of this Agreement, upon the occurrence, or within ninety (90) days thereafter, of any of the following events, which have not been consented to in advance by the Employee in writing: (i) if Employee would be required to move his personal residence or perform his principal executive functions more than thirty-five
(35) miles from the Employee's primary office as of the signing of this Agreement; (ii) if in the organizational structure of the Bank, Employee would be required to report to a person or persons other than the Board of Directors;
(iii) if the Bank should fail to maintain Employee's base compensation in effect as of the date of the Change in Control and the existing employee benefits plans, including material fringe benefit, stock option and retirement plans;
(iv) if Employee would be assigned duties and responsibilities other than those normally associated with his position as referenced at Section 1, herein; or (v) if Employee's responsibilities or authority have in any way been materially diminished or reduced. The provisions of this Section 12(b) shall survive the expiration of this Agreement occurring after a Change in Control.

         13. Successors and Assigns.
             ----------------------

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank or Parent which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Parent.

         (b) Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from

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

assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

         14.  Amendments.  No amendments or additions to this Agreement shall be
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binding  upon the  parties  hereto  unless  made in  writing  and signed by both parties, except as herein otherwise specifically provided.

         15.  Applicable  Law.  This  agreement  shall be governed  all respects
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whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of New Jersey, except to the extent that Federal law shall be deemed to apply.

         16.  Severability.  The  provisions of this  Agreement  shall be deemed
              ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         17. Arbitration. Any controversy or claim arising out of or relating to
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this  Agreement,  or the breach  thereof,  shall be settled  by  arbitration  in accordance with the rules then in effect of the district office of the American Arbitration Association ("AAA") nearest to the home office of the Bank, and judgment upon the award rendered may be entered in any court having jurisdiction thereof, except to the extend that the parties may otherwise reach a mutual settlement of such issue. Further, the settlement of the dispute to be approved by the Board of the Bank may include a provision for the reimbursement by the Bank to the Employee for all reasonable costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, or the Board of the Bank or the Parent may authorize such reimbursement of such reasonable costs and expenses by separate action upon a written action and determination of the Board following settlement of the dispute. Such reimbursement shall be paid within ten (10) days of Employee furnishing to the Bank or Parent evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by Employee. The provisions of this Section 17 shall survive the expiration of this Agreement.

         18. Entire Agreement. This Agreement together with any understanding or
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modifications  thereof as agreed to in writing by the parties,  shall constitute the entire agreement between the parties hereto.

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

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and first hereinabove written.



                                             Roebling Bank



ATTEST:                                      By:  /s/John J. Ferry, Chairman
                                                  ------------------------------
                                                  John J. Ferry, Chairman

/s/Joan K. Geary, Secretary
---------------------------
Secretary


WITNESS:

Janice A. Summers                                 /s/Frank J. Travea, II
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                                                  Frank J. Travea, III, Employee